Van Kampen Trust for Investment Grade New Jersey Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  NJ    5/24/    -     $110.8 $2,805,  5,000,    0.18%  2.93%   Bear,    Bear
Transp    06             8    411,792    000                    Stearn  Stearn
ortati                                                           s &       s
  on                                                             Co.
 Trust                                                          Inc.,
 Fund                                                           Citigr
Author                                                           oup
  ity                                                           Global
 2006                                                           Market
Series                                                            s
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sach &
                                                                 Co.,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 UBS
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                 ties
                                                                  (a
                                                                divisi
                                                                on of
                                                                 Rice
                                                                Financ
                                                                 ial
                                                                Produc
                                                                 ts),
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                s/Berg
                                                                  en
                                                                Capita
                                                                  l,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Gates
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation,
                                                                George
                                                                  K.
                                                                Baum &
                                                                Compan
                                                                  y,
                                                                Howard
                                                                Gary &
                                                                Compan
                                                                  y,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                  JB
                                                                Hanaue
                                                                 r &
                                                                Compan
                                                                  y,
                                                                LaSall
                                                                  e
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Keegan
                                                                & Co.,
                                                                Inc.,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                y, PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Ryan,
                                                                Beck &
                                                                 Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Sovere
                                                                 ign
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation
                                                                 LLC,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                Inc.,
                                                                Sturdi
                                                                vant &
                                                                Compan
                                                                  y,
                                                                Toussa
                                                                 int
                                                                Capita
                                                                  l
                                                                Partne
                                                                rs LLC